Supplement, dated June 2, 1997, to the prospectus, dated April 25, 1997 of
                Seligman Value Fund Series, Inc. (the "Fund")


      The following replaces the last paragraph under "Purchase of Shares--Class A Shares-- Initial Sales Load" in the Fund's Prospectus.


      Through June 24, 1997, dealers will receive the full sales load in accordance with the sales load schedule for Class A shares of the Series for sales of up to $1,000,000.


EQVS1-6/97